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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2004

CATHAY GENERAL BANCORP
(Exact name of registrant as specified in its charter)

Delaware	0-18630	95-4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California 90012
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (213) 625-4700

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

      99.1    Press Release dated April 15, 2004.

Item 12. Results of Operations and Financial Condition.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.  Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Cathay General Bancorp under the Securities Act of 1933, as amended.

On April 15, 2004, Cathay General Bancorp announced, in a press release, its financial results for the quarter ended March 31, 2004. That press release is attached hereto as exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 15, 2004

CATHAY GENERAL BANCORP

By:     /s/ Heng W. Chen

         Heng W. Chen

         Executive Vice President and Chief

         Financial Officer

EXHIBIT INDEX

Number    Exhibit

99.1             Press Release, dated April 15, 2004.